(ICON)

Prudential
Utility
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1998

(LOGO)

Prudential Utility Fund, Inc.

Performance At A Glance.
The Prudential Utility Fund had a substantially positive return in 1998, but trailed the average Lipper Utility Fund because our natural gas utility stocks suffered from very weak winter demand in the wake of
El Nino. We also owned less of the high-flying U.S. telecommunications stocks than our peers did. We remain very bullish on the gas utility stocks because their earnings growth in 1999 should be comparable to that of telecommunications companies, yet their shares cost much less per dollar of company earnings.

Cumulative Total Returns1                          As of
12/31/98
                             One    Five      Ten
Since
                             Year   Years    Years
Inception2
Class A                      7.98%  95.09%    N/A
198.66%
Class B                      7.18   88.00    260.91%
1,313.15
Class C                      7.18    N/A      N/A
92.61
Class Z                      8.24    N/A      N/A
66.60
Lipper Utility Fund Avg.3   18.30   88.12    282.16
***

Average Annual Total Returns1                      As of
12/31/98
           One    Five     Ten       Since
           Year   Years   Years    Inception2
Class A    2.58%  13.14%   N/A       12.37%
Class B    2.18   13.34   13.70%     16.45
Class C    5.11    N/A     N/A       15.74
Class Z    8.24    N/A     N/A       19.74

Past performance is not indicative of future results.
Principal and
investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper,
Inc.
The cumulative total returns do not take into account sales charges.
The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of
5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will automatically convert to
Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.
Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class
C, 8/1/94;
and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Utility Fund category.

***Lipper Since Inception returns are 207.79% for Class A;
843.65%
for Class B; 101.85% for Class C; and 60.87% for Class Z based on all funds in each share class.

How Investments Compared.
    (As of 12/31/98)
         (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical
20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value;
they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

David A. Kiefer, Fund Manager                    (PICTURE)

Portfolio
Manager's Report

The Prudential Utility Fund invests in stocks of utility companies, primarily electric, natural gas, gas pipeline, telephone and telecommunications, water and cable companies both in the United
States and abroad. Utility investments can be affected by government regulations, the price of fuel, environmental factors, and interest rates. Foreign investments are subject to additional risks. including currency, political and social risks, and illiquidity.
There can be no assurance that the Fund's investment objective of total return will be achieved.

Buy Low.
How do you assess the investment value of our gas and electric stocks? The most familiar measure is the price to earnings ratio
(P/E) -- the cost to an investor of a dollar of company earnings.
An unprecedented four years of price gains above 20% drove the P/E for the S&P 500 to 33 times 1998 earnings, very expensive when compared with a historical average of 14. Our natural gas stocks are about 30% cheaper. Electric utilities -- now selling at a 47%
discount -- historically have been good buys when the discount rises above 35%.

Strategy Session.
Who Can Handle
Competition?

Despite initial fears that the U.S. gas and electric industries could not handle competitive pressures, the transition to deregulated markets is turning out to present many good investment opportunities.
As a result of favorable regulatory treatment, electric companies are generating substantial cash flow, while deregulation has created great opportunities for earnings growth for gas utilities. Moreover, because these sectors did not participate in the year-end market euphoria, they are very attractively priced compared with other stocks. There are exceptions -- companies whose prices have risen to somewhat expensive levels. We are taking our profits there, and in some international stocks, and redeploying the profits in some more attractively priced telephone companies.

We have been generally cautious about the telephone industry. We expect an extremely competitive situation to develop, as long-distance, wireless, cable, and local telephone companies move into one another's markets. We prefer to wait until the general outline of the future competitive landscape becomes clearer. Nonetheless, there are some opportunities in companies that are undervalued in the market because of short-term difficulties. We are reinvesting the gains we realize on appreciated gas, electric, and international stocks selectively in the telephone sector.

    Portfolio Composition.
 Expressed as a percentage of
total net assets as of 12/31/98.
         (PIE CHART)

What Went Well.
U.S. Electric Utilities Shine. Our U.S. electric utilities -
- by far
our largest focus -- performed very well. Peco Energy's 78% return paced the group, but we also saw returns above 50% for the year from Energy East and Niagara Mohawk. These are well-managed companies that are benefiting from the restructuring of the electric industry.

Several of our international holdings moved up sharply in the autumn European rally. We took our profits on Tele Danmark and
Telefonica de Espana. Prices of European utility stocks have gotten very high in the general market euphoria about monetary union, so we are finding better investment opportunities in the United States.

And Not So Well.
Winter Too Warm. Our natural gas pipelines -- including
Sonat,
TransCanada, and KN Energy -- had a poor year because the mild
El Nino winter in North America reduced demand for heating gas.
The forecast for the 1998-1999 winter is for temperatures to return to long-term averages, but our positive outlook for these stocks is based on their longer-term prospects.

Our return also suffered because we had resisted the general enthusiasm for telecommunications stocks, believing that they are overpriced and poorly prepared for the intensely competitive environment ahead.

Five Largest
Holdings.
3.9%  Coastal Corp.
      Gas Pipelines
3.7%  Williams Companies, Inc.
      Gas Pipelines
3.6%  Columbia Energy Corp.
      Gas Pipelines
2.9%  Energy East Corp.
      Electrical Power
2.7%  Northeast Utilities Co.
      Electrical Power

Expressed as a percentage of net assetsas of 12/31/98.

Looking Ahead.
Excellent Values. Stock prices are exceptionally high today. Whereas shares historically have sold for about 14 times annual earnings, the S&P 500 Index is more than 30 times 1998 earnings. However, stock performance over the past year had unprecedentedly wide divergences, producing extreme pricing differences. While some technology firms are priced as if they could increase their earnings by 25% or more a year indefinitely, gas and electric companies are bargain priced. We think they represent exceptional value, particularly when their relative insensitivity to an economic slowdown is taken into consideration.

Portfolio Manager David Kiefer discusses his investment style.

Q. How would you characterize your investment style?

A. I'm a value investor. I like to have a clear view of a company's earnings prospects, and I prefer to buy companies that have been undervalued by other investors. For example, when the electric industry faced deregulation, there was a threat that hostile regulators could require the companies to pay for the sunk costs of surplus generating capacity. (The companies had built these plants because their regulators placed a very high value on the security of a redundant energy supply.) We thought we could identify electric companies that were in strong positions and we bought them at depressed prices. As deregulation has been playing out, we have been reaping the benefits.

Natural gas companies went through the transition to competition first. As electric and natural gas markets converge, these companies are particularly well-positioned to increase their earnings faster by taking advantage of new investment opportunities.

Merger and acquisition activity in the gas and electric industries also increases the potential for price appreciation of the companies in our portfolio.

Q. What about the telecommunications industry?

A. Much as with Internet stocks in the broader market, investors see a rapidly developing industry and many have been willing to pay high prices to get in on the ground floor even though they don't have a clear view of the ultimate strategic landscape. Not every company in the sector can emerge a winner, and unexpected events can transform the playing field.

For example, in 1998, AT&T guaranteed that it would have high-capacity connections all the way to the household through the two largest cable companies in the United States, and it recently introduced a unified wireless/wired telephone service plan. AT&T's efforts, and those of many others, create significant risks to the earnings growth of the local telephone companies. The telecommunications world looks different from a year ago. In this instability, we are unwilling to pay high prices for an uncertain future. We are buying opportunistically: when we see companies selling -- for whatever reason -- below what we believe their earnings prospects justify, we will buy. But we believe it is too soon to make large commitments on the final structure of the industry.

President's Letter                            February 16,
1999
(PICTURE)


Dear Shareholder:

Many major equity market indexes ended 1998 on the upswing -
- posting
an unprecedented fourth consecutive year of double-digit returns -- as many stocks rebounded off their early October lows. Bond investors were also cheered by healthy returns on U.S. Treasuries and investment-grade corporate debt, as well as certain Western European bonds.

Unfortunately, the equity market's advance was neither broad nor deep. It was limited primarily to stocks of larger companies with established records of growth. Investors ignored the stocks of both undervalued companies and smaller companies in a "flight to quality" stemming from financial turmoil in Asia and fears of a recession in the United States. Accordingly, growth-style investors in large-company stocks outperformed value-style investors by the widest margins in nearly 24 years -- and not since the Great Depression have large-company stocks so outperformed stocks of small companies.

The rally in bonds was not universal either. While government bonds -- especially Treasuries -- enjoyed strong appeal, investors were cool toward lower-rated issues. High yield bonds, therefore, saw yields rise while prices fell.

What We Can Learn From '98

The volatility of 1998 underscores points all investors should keep in mind: Financial markets will rise and fall, sometimes dramatically. Because asset classes seldom move in lockstep, owning a mix of value- and growth-oriented mutual funds in addition to bond and money market funds can help lessen the effects of market volatility.

Generally speaking, long-term success in investment management comes from remaining true to an investment discipline -- even when it is out of favor. Investors who maintain a long-term perspective and don't sell during market lows are more likely to regain lost ground, and while past events cannot foretell future performance, stocks and bonds have produced attractive returns ahead of inflation over time.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms
President

Portfolio of Investments as of December 31, 1998
                                                 PRUDENTIAL
UTILITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.0%
COMMON STOCKS--95.1%
------------------------------------------------------------
Commercial Services
   89,580   Crescent Operating, Inc.(a)          $
425,505
------------------------------------------------------------
Electrical Power--47.8%
  546,000   AES Corp.(a)
25,866,750
  700,000   American Electric Power Company,
               Inc.
32,943,753
1,045,400   BEC Energy
43,057,412
1,100,000   BNDES Participacoes SA BNDESP
               (ADR) (Brazil)
22,550,000
2,632,685   CINergy Corp.
90,498,547
  981,300   Cleco Corp.
33,670,856
1,179,500   CMP Group Inc.
22,263,062
2,500,000   CMS Energy Corp.
121,093,750
  487,000   Commonwealth Energy System
19,723,500
1,160,381   Companhia Energetica de Minas
               Gerais-Cemig (ADR) (Brazil)
22,076,249
3,000,000   DPL, Inc.
64,875,000
1,285,111   Duke Energy Co.
82,327,423
  903,100   Eastern Utilities Associates
25,512,575
3,435,000   Edison International
95,750,625
   83,540   El Paso Electric Co.(a)
730,975
2,497,700   Energy East Corp.
141,120,050
3,325,000   FirstEnergy Corp.
108,270,312
3,000,000   Iberdrola (Spain)
56,117,236
3,598,500   Illinova Corp.
89,962,500
7,523,805   National Power PLC (United
               Kingdom)
64,778,613
  800,000   Nevada Power Co.
20,800,000
  906,800   New Century Energies, Inc.
44,206,500
6,475,600   Niagara Mohawk Power Corp.(a)
104,419,050
1,934,000   NIPSCO Industries, Inc.
58,866,125
8,161,400   Northeast Utilities Co.
130,582,400
3,700,000   PacifiCorp
77,931,250
1,978,600   PECO Energy Co.
82,359,225
2,003,400   Pinnacle West Capital Corp.
84,894,075
2,557,000   Public Service Company of New
               Mexico
52,258,688
1,470,800   Rochester Gas & Electric Corp.
45,962,500
1,005,400   RWE AG (Germany)
55,080,902
3,548,366   Sempra Energy
90,039,787
  500,000   Sierra Pacific Resources
19,000,000
  973,200   Teco Energy Inc.
27,432,075
1,778,367   Texas Utilities Co.
83,027,509
2,511,800   Unicom Corp.                         $
96,861,288
1,770,740   Unisource Energy Corp.
23,904,990
   62,350   Viag AG (Germany)
36,572,976
                                                 -----------
----

2,297,388,528
------------------------------------------------------------
Gas Distribution--7.0%
  283,650   Bay State Gas Co.
11,292,816
3,938,104   British Gas PLC (ADR) (United
               Kingdom)
128,726,774
  237,700   Eastern Enterprises, Inc.
10,399,375
  700,600   Energen Corp.
13,661,700
2,211,792   Keyspan Energy
68,565,552
2,383,600   MCN Corp.
45,437,375
  810,600   NICOR, Inc.
34,247,850
  117,600   Providence Energy Corp.
2,469,600
  205,400   Southwest Gas Corp.
5,520,125
  303,600   Washington Gas Light Co.
8,235,150
  276,650   Yankee Energy System, Inc.
8,057,431
                                                 -----------
----

336,613,748
------------------------------------------------------------
Gas Pipelines--24.3%
5,418,550   Coastal Corp.
189,310,591
3,025,000   Columbia Energy Group
174,693,750
  807,200   Consolidated Natural Gas Co.
43,588,800
2,698,200   El Paso Energy Corp.
93,931,087
  909,900   Enron Corp.
51,921,169
2,061,800   Equitable Resources, Inc.
60,049,925
1,740,300   KN Energy, Inc.
63,303,412
4,360,800   Questar Corp.
84,490,500
  375,000   RAO Gazprom (ADR) (Russia)
3,178,125
3,636,300   Sonat, Inc.
98,407,369
5,400,000   TransCanada Pipelines, Ltd.
               (Canada)
77,753,462
2,200,000   Westcoast Energy, Inc. (Canada)
43,725,000
1,475,900   Western Gas Resources, Inc.
8,486,425
5,647,022   Williams Companies, Inc.
176,116,499
                                                 -----------
----

1,168,956,114

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of December 31, 1998
                                                 PRUDENTIAL
UTILITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Media--0.2%
1,135,971   Ascent Entertainment Group,
               Inc.(a)                           $
8,377,786
------------------------------------------------------------
Oil & Gas Exploration/Production--1.4%
1,000,000   Alberta Energy Co., Ltd. (Canada)
21,500,000
1,635,610   EEX Corp.
11,449,270
  359,100   Enron Oil & Gas Co.
6,194,475
  168,300   Oryx Energy Co.(a)
2,261,531
1,514,800   Pioneer Natural Resources Co.
13,254,500
1,600,000   Union Pacific Resources Group,
               Inc.
14,500,000
                                                 -----------
----

69,159,776
------------------------------------------------------------
Real Estate Investment Trust--1.3%
  895,800   Crescent Real Estate Equities, Co.
20,603,400
  969,900   Equity Residential Property Trust
39,220,331
                                                 -----------
----

59,823,731
------------------------------------------------------------
Telecommunications--13.1%
1,402,200   AT&T Corp.
105,515,550
1,739,600   BCE, Inc. (Canada)
65,996,075
  500,000   Bell Atlantic Corp.
26,500,000
2,023,000   Comsat Corp.
72,828,000
2,126,100   Frontier Corp.
72,287,400
1,009,055   Hellenic Telecommunication
               Organization S.A. (GDR)
               (Greece)
13,243,847
1,460,000   Millicom International Cellular
               S.A. (Luxembourg)(a)
50,917,500
2,054,050   SBC Communications, Inc.
110,148,431
  600,000   Swisscom AG (ADR)
25,537,500
  371,400   Telecomunicacoes Brasileiras S.A.
               (ADR)(a) (Brazil)
26,996,138
1,211,500   Telefonos de Mexico, S.A. (ADR)
               (Mexico)                          $
58,984,906
                                                 -----------
----

628,955,347
                                                 -----------
----
            Total common stocks
               (cost $3,008,754,872)
4,569,700,535
                                                 -----------
----
PREFERRED STOCKS--1.5%
------------------------------------------------------------
Gas Pipelines--0.6%
  710,000   KN Energy Inc.
26,669,375
------------------------------------------------------------
Telecommunications--0.9%
  475,000   Nortel Inversora S.A.,
               Convertible, 10.00% (Argentina)
24,700,000
  398,000   Philippine Long Distance Telephone
               Co. Convertible (GDR) (The
               Philippines)
18,905,000
                                                 -----------
----

43,605,000
                                                 -----------
----
            Total preferred stocks
               (cost $70,380,000)
70,274,375
                                                 -----------
----
Principal
Amount
(000)
------------------------------------------------------------
BONDS--1.4%
------------------------------------------------------------
Electrical Power--0.3%
$  10,000   Niagara Mohawk Power Corp.,
               9.50%, 3/1/21
10,646,100
    5,000   Texas Utilities Co.,
               9.75%, 5/1/21
5,596,750
                                                 -----------
----

16,242,850

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

PRUDENTIAL UTILITY FUND, INC.
Portfolio of Investments as of December 31, 1998
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Oil & Gas Exploration--0.1%
$   2,000   Oryx Energy Co.,
               9.50%, 11/1/99                    $
2,053,000
------------------------------------------------------------
U.S. Government Obligations--1.0%
   43,000   United States Treasury Bond
               6.375%, 8/15/27
49,422,910
                                                 -----------
----
            Total bonds
               (cost $59,909,042)
67,718,760
                                                 -----------
----
            Total long-term investments
               (cost $3,139,043,914)
4,707,693,670
                                                 -----------
----
SHORT-TERM INVESTMENT--2.0%
------------------------------------------------------------
Repurchase Agreement
   96,072   Joint Repurchase Agreement
               Account,
               4.69%, 1/4/99
               (cost $96,072,000; Note 5)
96,072,000
                                                 -----------
----
------------------------------------------------------------
Total Investments--100.0%
            (cost $3,235,115,914; Note 4)
4,803,765,670
            Other assets in excess of
               liabilities
518,959
                                                 -----------
----
            Net Assets--100%                     $
4,804,284,629
                                                 -----------
----
                                                 -----------
----

---------------
(a) Non-income producing.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

Statement of Assets and Liabilities
PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
--------------------

Assets
December 31, 1998
Investments, at value (cost
$3,235,115,914).............................................
 ................       $ 4,803,765,670
Cash........................................................
 ............................................
66,804
Dividends and interest
receivable..................................................
 .....................            14,945,959
Receivable for Fund shares
sold........................................................
 .................             3,375,742
Receivable for investments
sold........................................................
 .................                26,275
Prepaid expenses and other
assets......................................................
 .................               101,816

-----------------
   Total
assets......................................................
 ...................................         4,822,282,266

-----------------
Liabilities
Payable for Fund shares
reacquired..................................................
 ....................             9,565,315
Payable for investments
purchased...................................................
 ....................             3,298,340
Distribution fee
payable.....................................................
 ...........................             2,286,948
Management fee
payable.....................................................
 .............................             1,596,993
Accrued
expenses....................................................
 ....................................             1,004,436
Foreign withholding taxes
payable.....................................................
 ..................               245,605

-----------------
   Total
liabilities.................................................
 ...................................            17,997,637

-----------------
Net
Assets......................................................
 ........................................       $
4,804,284,629

-----------------

-----------------
Net assets were comprised of:
   Common stock, at
par.........................................................
 ........................       $     3,986,086
   Paid-in capital in excess of
par.........................................................
 ............         3,157,423,314

-----------------

3,161,409,400
   Undistributed net investment
income......................................................
 ............             3,417,699
   Accumulated net realized gain on
investments.................................................
 ........            70,782,641
   Net unrealized appreciation on investments and foreign
currencies....................................
1,568,674,889

-----------------
Net assets, December 31,
1998........................................................
 ...................       $ 4,804,284,629

-----------------

-----------------
Class A:
   Net asset value and redemption price per share
      ($2,740,649,789 / 227,316,481 shares of common stock
issued and outstanding)......................
$12.06
   Maximum sales charge (5% of offering
price)......................................................
 ....                   .63

-----------------
   Maximum offering price to
public......................................................
 ...............               $12.69

-----------------

-----------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($1,989,921,641 / 165,179,989 shares of common stock
issued and outstanding)......................
$12.05

-----------------

-----------------
Class C:
   Net asset value and redemption price per share
      ($27,071,611 / 2,247,226 shares of common stock issued
and outstanding)...........................
$12.05
   Sales charge (1% of offering
price)......................................................
 ............                  .12

-----------------
   Offering price to
public......................................................
 .......................               $12.17

-----------------

-----------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($46,641,588 / 3,864,952 shares of common stock issued
and outstanding)...........................
$12.07

-----------------

-----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

PRUDENTIAL UTILITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31,
1998
Income
   Dividends (net of foreign withholding
      taxes of $3,291,897)...............     $ 141,305,902
   Interest..............................        13,926,018
                                            ----------------
-
      Total income.......................       155,231,920
                                            ----------------
-
Expenses
   Management fee........................        19,099,006
   Distribution fee--Class A.............         6,629,270
   Distribution fee--Class B.............        21,200,458
   Distribution fee--Class C.............           203,090
   Transfer agent's fees and expenses....         5,315,000
   Custodian's fees and expenses.........           580,000
   Reports to shareholders...............           460,000
   Registration fees.....................            90,000
   Insurance.............................            86,000
   Legal fees............................            45,000
   Directors' fees.......................            40,000
   Audit fee and expenses................            32,000
   Miscellaneous.........................            26,885
                                            ----------------
-
      Total expenses.....................        53,806,709
                                            ----------------
-
Net investment income....................       101,425,211
                                            ----------------
-
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions...............       391,925,240
   Foreign currency transactions.........           486,292
                                            ----------------
-
                                                392,411,532
                                            ----------------
-
Net change in unrealized appreciation (depreciation) on:
   Investments...........................      (137,478,889)
   Foreign currencies....................           168,826
                                            ----------------
-
                                               (137,310,063)
                                            ----------------
-
Net gain on investments and foreign
   currencies............................       255,101,469
                                            ----------------
-
Net Increase in Net Assets
Resulting from Operations................     $ 356,526,680
                                            ----------------
-
                                            ----------------
-

PRUDENTIAL UTILITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December
31,
in Net Assets                        1998               1997
Operations
   Net investment income......  $  101,425,211     $
111,754,871
   Net realized gain on
      investments.............     392,411,532
412,749,671
   Net change in unrealized
      appreciation
      (depreciation) of
      investments.............    (137,310,063)
539,842,910
                                --------------    ----------
-------
   Net increase in net assets
      resulting from
      operations..............     356,526,680
1,064,347,452
                                --------------    ----------
-------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A.................     (68,056,406)
(60,645,408)
      Class B.................     (37,778,258)
(40,354,565)
      Class C.................        (384,643)
(200,787)
      Class Z.................      (1,307,870)
(1,038,271)
                                --------------    ----------
-------
                                  (107,527,177)
(102,239,031)
                                --------------    ----------
-------
   Distributions from net
      realized capital gains
      Class A.................    (197,560,744)
(211,158,424)
      Class B.................    (153,950,412)
(182,907,714)
      Class C.................      (1,758,047)
(998,463)
      Class Z.................      (3,456,422)
(3,229,427)
                                --------------    ----------
-------
                                  (356,725,625)
(398,294,028)
                                --------------    ----------
-------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares
      sold....................     598,995,199
413,071,389
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions...........     426,138,453
459,144,179
   Cost of shares
      reacquired..............    (883,989,695)
(865,755,515)
                                --------------    ----------
-------
   Net increase in net assets
      from Fund share
      transactions............     141,143,957
6,460,053
                                --------------    ----------
-------
Total increase................      33,417,835
570,274,446
Net Assets
Beginning of year.............   4,770,866,794
4,200,592,348
                                --------------    ----------
-------
End of year(a)................  $4,804,284,629     $
4,770,866,794
                                --------------    ----------
-------
                                --------------    ----------
-------
(a) Includes undistributed net
    investment income of......  $    3,417,699     $
9,335,543
                                --------------    ----------
-------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     8

Notes to Financial Statements
PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
--------------------
Prudential Utility Fund, Inc. (the 'Fund') is registered
under the Investment
Company Act of 1940 as a diversified, open-end management
investment company.
Its investment objective is to seek total return through a
combination of income
and capital appreciation. The Fund seeks to achieve this
objective by investing
primarily in equity and debt securities of utility
companies. Utility companies
include electric, gas, gas pipeline, telephone,
telecommunications, water,
cable, airport, seaport and toll road companies. The ability of issuers of
certain debt securities held by the Fund to meet their
obligations may be
affected by economic developments in a specific industry or
region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange and NASDAQ National
Market Securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
Securities for which
reliable market quotations are not readily available are valued by the Valuation
Committee or Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest.
If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities (other than investments) at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Dividends and Distributions: Dividends from net investment
income are declared
and paid quarterly. The Fund will distribute at least
annually any
------------------------------------------------------------
--------------------
                                       9

Notes to Financial Statements
PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
--------------------
net capital gains in excess of capital loss carryforwards.
Dividends and
distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for
and reports
distributions to shareholders in accordance with the
American Institute of
Certified Public Accountants' Statement of Position 93-2:
Determination,
Disclosure, and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The
effect of applying
this statement was to increase undistributed net investment
income by $184,122,
decrease accumulated net realized gain on investments by
$25,078,864 and
increase paid-in-capital by $24,894,742 for realized foreign currency gains and
for redemptions utilized as distributions for federal income tax purposes during
the year ended December 31, 1998. Net investment income, net realized gains and
net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential
Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40%
of the next $500
million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A, Class B, Class C and
Class Z shares of the Fund through May 31, 1998. Prudential
Investment
Management Services LLC ('PIMS') became the distributor of the Fund effective
June 1, 1998 and is serving the Fund under the same terms and conditions as under the agreement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares were accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%
of the average daily net assets of the Class A, B and C shares, respectively.
Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December
31, 1998.

PSI and PIMS have advised the Fund that they received approximately $1,167,500 and $14,700 in front-end sales charges resulting from sales of Class A and Class
C shares, respectively, during the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended
December 31, 1998,
they received approximately $1,683,000 and $10,500 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment
companies (the
'Funds'), has a credit agreement (the 'Agreement') with an
unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000.
Interest on any such
borrowings outstanding will be at market rates. The purpose
of the Agreement is
to serve as an alternative source of funding for capital
share redemptions. The
Fund did not borrow any amounts pursuant to the Agreement
during the year ended
December 31, 1998. The Funds pay a commitment fee at an
annual rate of .055 of
1% on the unused portion of the credit facility. The
commitment fee is accrued
and paid quarterly on a pro-rata basis by the Funds. The
Agreement expired on
December 30, 1998 and has been extended through February 28,
1999 under the same
terms.
------------------------------------------------------------
--------------------
                                       10

Notes to Financial Statements
PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
--------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1998, the Fund incurred fees of approximately $4,358,300 for the services of PMFS. As of December 31, 1998, approximately $360,700 of such fees were due to PMFS.
Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended December 31, 1998, PSI earned
approximately $24,600 in
brokerage commissions from portfolio transactions executed
on behalf of the
Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998, were $777,205,059 and $860,819,895, respectively.

The federal income tax basis of the Fund's investments at
December 31, 1998 was
$3,239,570,632 and, accordingly, net unrealized appreciation for federal income
tax purposes was $1,564,195,038 (gross unrealized
appreciation--$1,721,146,534;
gross unrealized depreciation--$156,951,496).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1998, the
Fund had a 13.96% undivided interest in the joint account. The undivided interest for the Fund represents $96,072,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co., Inc., 4.75%, in the principal amount of
$165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $169,478,699.

Deutsche Bank Securities Inc., 4.80%, in the principal amount of $100,000,000, repurchase price $100,053,333, due 1/4/99. The value of the collateral including accrued interest was $102,001,052.

Goldman Sachs & Co., 4.25%, in the principal amount of $93,088,000, repurchase price $93,131,958, due 1/4/99. The value of the collateral including accrued interest was $94,950,662.

Morgan (J.P.) Securities Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,300,696.

Warburg Dillon Read, Inc., 4.75%, in the principal amount of
$165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the
collateral including
accrued interest was $168,529,699.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first
18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.01 par value per share common stock authorized which consists of 500 million shares of Class A common stock, 700 million shares of Class B common stock, 400 million shares of Class C common stock and 400 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  ------------    ----------
-----
Year ended December 31, 1998:
Shares sold.....................    19,037,525    $
237,779,818
Shares issued in reinvestment of
  dividends and distributions...    19,621,888
242,393,959
Shares reacquired...............   (29,837,592)
(374,504,596)
                                  ------------    ----------
-----
Net increase in shares
  outstanding before
  conversion....................     8,821,821
105,669,181
Shares issued upon conversion
  from Class B..................     9,025,214
109,890,889
                                  ------------    ----------
-----
Net increase in shares
  outstanding...................    17,847,035    $
215,560,070
                                  ------------    ----------
-----
                                  ------------    ----------
-----
Year ended December 31, 1997:
Shares sold.....................    18,710,671    $
214,780,201
Shares issued in reinvestment of
  dividends and distributions...    21,742,349
248,368,140
Shares reacquired...............   (41,618,692)
(478,448,444)
                                  ------------    ----------
-----
Net decrease in shares
  outstanding before
  conversion....................    (1,165,672)
(15,300,103)
Shares issued upon conversion
  from Class B..................    24,639,335
284,415,438
                                  ------------    ----------
-----
Net increase in shares
  outstanding...................    23,473,663    $
269,115,335
                                  ------------    ----------
-----
                                  ------------    ----------
-----

------------------------------------------------------------
--------------------
                                       11

Notes to Financial Statements
PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
--------------------

Class B                              Shares           Amount
--------------------------------  ------------    ----------
-----
Year ended December 31, 1998:
Shares sold.....................    24,489,734    $
307,013,338
Shares issued in reinvestment of
  dividends and distributions...    14,344,999
177,016,698
Shares reacquired...............   (37,529,567)
(468,939,125)
                                  ------------    ----------
-----
Net increase in shares
  outstanding before
  conversion....................     1,305,166
15,090,911
Shares reacquired upon
  conversion into Class A.......    (9,136,008)
(109,890,889)
                                  ------------    ----------
-----
Net decrease in shares
  outstanding...................    (7,830,842)   $
(94,799,978)
                                  ------------    ----------
-----
                                  ------------    ----------
-----
Year ended December 31, 1997:
Shares sold.....................    14,991,815    $
170,422,061
Shares issued in reinvestment of
  dividends and distributions...    18,013,110
205,416,554
Shares reacquired...............   (31,804,005)
(362,886,857)
                                  ------------    ----------
-----
Net increase in shares
  outstanding before
  conversion....................     1,200,920
12,951,758
Shares reacquired upon
  conversion into Class A.......   (24,674,366)
(284,415,438)
                                  ------------    ----------
-----
Net decrease in shares
  outstanding...................   (23,473,446)   $
(271,463,680)
                                  ------------    ----------
-----
                                  ------------    ----------
-----
Class C
--------------------------------
Year ended December 31, 1998:
Shares sold.....................     1,692,797    $
21,154,562
Shares issued in reinvestment of
  dividends and distributions...       161,515
1,983,980
Shares reacquired...............      (701,686)
(8,661,428)
                                  ------------    ----------
-----
Net increase in shares
  outstanding...................     1,152,626    $
14,477,114
                                  ------------    ----------
-----
                                  ------------    ----------
-----
Class C                              Shares           Amount
--------------------------------  ------------    ----------
-----
Year ended December 31, 1997:
Shares sold.....................     1,039,426    $
12,054,619
Shares issued in reinvestment of
  dividends and distributions...        95,416
1,091,801
Shares reacquired...............      (591,977)
(6,968,862)
                                  ------------    ----------
-----
Net increase in shares
  outstanding...................       542,865    $
6,177,558
                                  ------------    ----------
-----
                                  ------------    ----------
-----
Class Z
--------------------------------
Year ended December 31, 1998:
Shares sold.....................     2,632,084    $
33,047,481
Shares issued in reinvestment of
  dividends and distributions...       383,622
4,743,816
Shares reacquired...............    (2,547,360)
(31,884,546)
                                  ------------    ----------
-----
Net increase in shares
  outstanding...................       468,346    $
5,906,751
                                  ------------    ----------
-----
                                  ------------    ----------
-----
Year ended December 31, 1997:
Shares sold.....................     1,379,164    $
15,814,508
Shares issued in reinvestment of
  dividends and distributions...       374,266
4,267,684
Shares reacquired...............    (1,523,099)
(17,451,352)
                                  ------------    ----------
-----
Net increase in shares
  outstanding...................       230,331    $
2,630,840
                                  ------------    ----------
-----
                                  ------------    ----------
-----

------------------------------------------------------------
--------------------
                                       12

Financial Highlights
PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
--------------------

Class A
                                               -------------
----------------------------------------

Year Ended December 31,
                                               -------------
----------------------------------------
                                               1998(b)
1997(b)     1996(b)      1995       1994
                                               -------     -
------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $12.33
$10.88      $ 9.87      $ 8.27     $ 9.72
                                               -------     -
------     -------     ------     ------
Income from investment operations
Net investment income......................       .30
 .34         .32         .30        .31
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................       .69
2.53        1.80        1.79      (1.06)
                                               -------     -
------     -------     ------     ------
   Total from investment operations........       .99
2.87        2.12        2.09       (.75)
                                               -------     -
------     -------     ------     ------
Less distributions
Dividends from net investment income.......      (.32)
(.32)       (.32)       (.30)      (.32)
Distributions from net realized gains......      (.94)
(1.10)       (.79)       (.19)      (.36)
Distributions in excess of net realized
   gains...................................      --
--          --          --         (.02)
                                               -------     -
------     -------     ------     ------
   Total distributions.....................     (1.26)
(1.42)      (1.11)      (.49)      (.70)
                                               -------     -
------     -------     ------     ------
Net asset value, end of year...............    $12.06
$12.33      $10.88      $ 9.87     $ 8.27
                                               -------     -
------     -------     ------     ------
                                               -------     -
------     -------     ------     ------
TOTAL RETURN(a)............................      7.98%
27.77%      22.09%      25.74%     (7.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000)..........    $2,741
$2,583      $2,023      $1,709       $254
Average net assets (000,000)...............    $2,652
$2,201      $1,786      $1,440       $294
Ratios to average net assets:
   Expenses, including distribution fees...       .78%
 .82%        .86%        .88%       .88%
   Expenses, excluding distribution fees...       .53%
 .57%        .61%        .63%       .63%
   Net investment income...................      2.43%
2.95%       3.10%       3.12%      3.37%
For Class A, B, C and Z shares:
   Portfolio turnover rate.................        17%
15%         17%         14%        15%

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each year reported and includes reinvestment
of dividends and
    distributions.
(b) Calculated based upon weighted average shares
outstanding during the year.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     13

Financial Highlights
PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
--------------------

Class B
                                               -------------
----------------------------------------

Year Ended December 31,
                                               -------------
----------------------------------------
                                               1998(b)
1997(b)     1996(b)      1995       1994
                                               -------     -
------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $12.32
$10.88      $ 9.87      $ 8.26     $ 9.69
                                               -------     -
------     -------     ------     ------
Income from investment operations
Net investment income......................       .21
 .25         .24         .22        .24
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................       .69
2.53        1.80        1.80      (1.05)
                                               -------     -
------     -------     ------     ------
   Total from investment operations........       .90
2.78        2.04        2.02       (.81)
                                               -------     -
------     -------     ------     ------
Less distributions
Dividends from net investment income.......      (.23)
(.24)       (.24)       (.22)      (.24)
Distributions from net realized gains......      (.94)
(1.10)       (.79)       (.19)      (.36)
Distributions in excess of net realized
   gains...................................      --
--          --          --         (.02)
                                               -------     -
------     -------     ------     ------
   Total distributions.....................     (1.17)
(1.34)      (1.03)       (.41)      (.62)
                                               -------     -
------     -------     ------     ------
Net asset value, end of year...............    $12.05
$12.32      $10.88      $ 9.87     $ 8.26
                                               -------     -
------     -------     ------     ------
                                               -------     -
------     -------     ------     ------
TOTAL RETURN(a)............................      7.18%
26.80%      21.16%      24.80%     (8.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000)..........    $1,990
$2,132      $2,137      $2,355     $3,526
Average net assets (000,000)...............    $2,120
$2,059      $2,184      $2,450     $4,152
Ratios to average net assets:
   Expenses, including distribution fees...      1.53%
1.57%       1.61%       1.63%      1.63%
   Expenses, excluding distribution fees...       .53%
 .57%        .61%        .63%       .63%
   Net investment income...................      1.67%
2.20%       2.35%       2.37%      2.62%

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each year reported and includes reinvestment
of dividends and
    distributions.
(b) Calculated based upon weighted average shares
outstanding during the year.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     14

Financial Highlights
PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
--------------------

Class C                                      Class Z
                                               -------------
-----------------------------------------------     --------
-----------

August 1,

1994(d)        Year Ended December

Year Ended December 31,                 Through
31,
                                               -------------
------------------------------     December 31,     --------
-----------
                                               1998(b)
1997(b)     1996(b)      1995           1994         1998(b)
1997(b)
                                               -------     -
------     -------     -------     ------------     -------
-------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $ 12.32     $
10.88     $  9.87     $ 8.26        $   9.30       $ 12.34
$ 10.88
                                               -------     -
------     -------     -------         ------       -------
-------
Income from investment operations
Net investment income......................        .21
 .25         .24        .22             .11           .34
 .36
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................        .69
2.53        1.80       1.80            (.69)          .69
2.54
                                               -------     -
------     -------     -------         ------       -------
-------
   Total from investment operations........        .90
2.78        2.04       2.02            (.58)         1.03
2.90
                                               -------     -
------     -------     -------         ------       -------
-------
Less distributions
Dividends from net investment income.......       (.23)
(.24)       (.24)      (.22 )          (.13)         (.36)
(.34)
Distributions from net realized gains......       (.94)
(1.10)       (.79)      (.19 )          (.31)         (.94)
(1.10)
Distributions in excess of net realized
   gains...................................      --
--          --          --              (.02)        --
--
                                               -------     -
------     -------     -------         ------       -------
-------
   Total distributions.....................      (1.17)
(1.34)      (1.03)      (.41 )          (.46)        (1.30)
(1.44)
                                               -------     -
------     -------     -------         ------       -------
-------
Net asset value, end of period.............    $ 12.05     $
12.32     $ 10.88     $ 9.87        $   8.26       $ 12.07
$ 12.34
                                               -------     -
------     -------     -------         ------       -------
-------
                                               -------     -
------     -------     -------         ------       -------
-------
TOTAL RETURN(a)............................       7.18%
26.80%      21.16%     24.80 %         (6.27)%        8.24%
28.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $27,072
$13,490     $ 6,001     $3,455        $    787       $46,642
$41,904
Average net assets (000)...................    $20,309     $
9,424     $ 4,517     $2,181        $    433       $46,093
$35,994
Ratios to average net assets:
   Expenses, including distribution fees...       1.53%
1.57%       1.61%      1.63 %          1.70%(c)       .53%
 .57%
   Expenses, excluding distribution fees...        .53%
 .57%        .61%       .63 %           .70%(c)       .53%
 .57%
   Net investment income...................       1.71%
2.20%       2.35%      2.37 %          2.65%(c)      2.68%
3.20%

                                               March 1,
                                               1996(e)
                                               Through
                                             December 31,
                                               1996(b)
                                             ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $  10.05
                                                 ------
Income from investment operations
Net investment income......................         .29
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................        1.67
                                                 ------
   Total from investment operations........        1.96
                                                 ------
Less distributions
Dividends from net investment income.......        (.34)
Distributions from net realized gains......        (.79)
Distributions in excess of net realized
   gains...................................        --
                                                 ------
   Total distributions.....................       (1.13)
                                                 ------
Net asset value, end of period.............    $  10.88
                                                 ------
                                                 ------
TOTAL RETURN(a)............................       20.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $ 34,446
Average net assets (000)...................    $ 34,291
Ratios to average net assets:
   Expenses, including distribution fees...         .61%(c)
   Expenses, excluding distribution fees...         .61%(c)
   Net investment income...................        3.35%(c)

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total return for periods of less than one
full year are not
    annualized.
(b) Calculated based upon weighted average shares
outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     15

Report of Independent Accountants
PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of Prudential Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Utility Fund, Inc. (the
'Fund') at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 1999


Tax Information (Unaudited)
PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
--------------------
We are required by Internal Revenue Code to advise you within 60 days of the
Fund's fiscal year end (December 31, 1998) as to the federal tax status of dividends paid by the Fund during its fiscal year ended December 31, 1998.

During 1998, the Fund paid dividends of $1.264 per Class A share, $1.168 per
Class B share, $1.168 per Class C share and $1.296 per Class Z share. Of these amounts, $.937 per Class A, B, C and Z shares represent distributions from long-term capital gains which is taxable at 20% rate gain. The remaining $.327 per Class A share, $.231 per Class B share, $.231 per Class C share and $.359 per Class Z share represent dividends from ordinary income (net investment income and short-term capital gains). The Fund utilized redemptions as distributions in the amount of $.015 and $.051 per Class A, Class B, Class C and
Class Z shares of short-term capital gains and long-term capital gains, respectfully. Further, we wish to advise you that 92.91% of the ordinary income dividends paid in 1998 qualified for the corporate dividends received deduction available to corporate taxpayers.

For the purpose of preparing your annual federal income tax
return, however, you
should report the amounts as reflected on the appropriate
Form 1099-DIV or
substitute 1099-DIV.
------------------------------------------------------------
--------------------

Comparing A $10,000 Investment.
-----------------------------------------------------
Prudential Utility Fund, Inc. vs. the S&P 500 Index.

/ / / / / Prudential Utility Fund, Inc.
      --- S&P 500 Index

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The boxes on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential
Utility Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class A, C, and Z shares, and for 10 years for Class B shares, and subsequent account values at the end of the fiscal year (December 31, 1998), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1988 for Class B shares, 1994 for Class C shares, and
1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1998; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The S&P 500 Index is a market capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.
The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Average Annual Total
Returns - Class A
----------------------
With Sales Load
12.37% Since Inception
13.14% for 5 Years                   Class A  (GRAPH)
 2.58% for 1 Year

Without Sales Load
13.02% Since Inception
14.30% for 5 Years
 7.98% for 1 Year


Average Annual Total
Returns - Class B
---------------------
With Sales Load
16.45% Since Inception
13.70% for 10 Years            Class B   (GRAPH)
13.34% for 5 Years
 2.18% for 1 Year

Without Sales Load
16.45% Since Inception
13.70% for 10 Years
13.46% for 5 Years
 7.18% for 1 Year

Average Annual Total
Returns - Class C
----------------------
With Sales Load
15.74% Since Inception
 5.11% for 1 Year              Class C (GRAPH)

Without Sales Load
16.00% Since Inception
 7.18% for 1 Year

Average Annual Total
Returns - Class Z
----------------------
19.74% Since Inception
 8.24% for 1 Year             Class Z  (GRAPH)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Brian M. Storms
Louis A. Weil, III
Clay T. Whitehead

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743911208  MF105E
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